SONOMAWEST HOLDINGS, INC.

                            INDEMNIFICATION AGREEMENT


     This Indemnification Agreement ("Agreement") is made as of October 30, 2002 by and between SONOMAWEST HOLDINGS, INC., a California corporation (the "Company"), and Matthew J. Ertman ("Indemnitee").

     WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, particularly services related to the reporting of transactions entered into by the Company's officers, directors and shareholders involving the Company's common stock under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

     WHEREAS, it is reasonable, prudent and necessary for the Company to obligate itself contractually to indemnify such persons so that they will serve or continue to serve the Company free from undue concern that they will not be adequately protected;

     WHEREAS, Indemnitee is willing to serve, continue to serve and take on additional service for or on behalf of the Company on condition that he be so indemnified;

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1. Certain Definitions.

          (a) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

          (b) "Covered Event" shall mean any event or occurrence related to services provided by Indemnitee as an officer, agent or fiduciary of the Company, related to the preparation and filing of Schedules 13D and 13G, and Forms 3, 4 and 5 under Sections 13 and 16, respectively, of the Securities Exchange Act of 1934, on behalf of officers, directors and shareholders of the Company, including without limitation, the execution of such schedules and forms pursuant to a power of attorney. The Company acknowledges that such services are being performed for the benefit of the Company.

          (c) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

     2. Indemnification.

          (a) Indemnification of Expenses. the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim, including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

     3. Expenses; Indemnification Procedure.

          (a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company.

          (b) Notice/Cooperation by Indemnitee. Indemnitee shall give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chairman of the Board of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to the Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. The omission to so notify the Company will not relieve the Company from any liability which it may have under this Agreement or otherwise. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c) Procedure. Any indemnification under this Agreement, other than pursuant to Section 4, shall be made no later than 45 days after receipt by the Company of the written request of Indemnitee, accompanied by substantiating documentation, unless a determination is made within said 45-day period by (1) the Board of Directors by a majority vote of a quorum consisting of directors who are or were not parties to such Claim, or (2) independent legal counsel in a written opinion (which counsel shall be appointed if such quorum is not obtainable), that Indemnitee has not met the relevant standards for indemnification set forth herein.

          In the event the Company does not indemnify Indemnitee within such 45-day period, whether or not the Company (including its Board of Directors or independent legal counsel) has made a determination that Indemnitee has not met the applicable standard of conduct, Indemnitee may at anytime thereafter bring suit against the Company to recover the unpaid amount in any court of competent jurisdiction. The burden of proving by clear an convincing evidence that indemnification is not appropriate shall be on the Company. Neither the failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses reasonably incurred in connection with successfully establishing his right to indemnification hereunder, in whole or part, shall also be indemnified by the Company.

          (d) Notice to Insurers. If, at the time of the receipt of a notice of a Claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     4. Additional Indemnification Rights; Nonexclusively.

          (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's or any subsidiary's Articles of Incorporation, the Company's or any subsidiary's By-laws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its Board of Directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          (b) Nonexclusively. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its By-laws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of California, applicable employment law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered proceeding.

     5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     6. Mutual Acknowledgement. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7. Directors' and Officers' Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's officers. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

     8. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     9. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (i) Excluded Acts. To indemnify Indemnitee for any acts or omissions or transactions from which an officer may not be relieved of liability under the California General Corporation Law;

          (ii) Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 317 of the California Corporations Code, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit;

          (iii)Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous;

          (iv) Insured Claims. To indemnify Indemnitee for Expenses or liabilities of any type whatsoever which have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability maintained by the Company;

          (v) Indemnified Claims. To indemnify the Indemnitee for any Expenses or liabilities of any type whatsoever for which the Indemnitee has been or is indemnified by the Company otherwise than pursuant to this Agreement.

     10. Effectiveness of Agreement. To the extent that the indemnification permitted under the terms of certain provisions of this Agreement exceeds the scope of the indemnification provided for in the California General Corporation Law, such provisions shall not be effective unless and until the Company's Articles of Incorporation authorize such additional rights of indemnification. In all other respects, the balance of this Agreement shall be effective as of the date set forth on the first page of this Agreement.

     11. Construction of Certain Phrases. For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its officers so that if Indemnitee is or was an officer of such constituent corporation, or is or was serving at the request of such constituent corporation as an officer of another corporation or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

     12.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall constitute an original.

     13. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     14. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of the Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     16. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

     17. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of California as applied to contracts between California residents entered into and to be performed entirely within California.

     18. Subrogation. In the event of any payment under this Agreement to or on behalf of the Indemnitee, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against any person, firm, corporation or other entity (other than the Company) and the Indemnitee shall execute all papers requested by the Company and shall do any and all things that may be necessary or desirable to secure such rights for the Company, including the execution of such documents necessary or desirable to enable the Company to effectively bring suit to enforce such rights.

     19. Subject Matter and Parties. The intended purpose of this Agreement is to provide for indemnification and advancement of Expenses, and this Agreement is not intended to affect any other aspect of any relationship between the Indemnitee and the Company and is not intended to and shall not create any rights in any person as a third party beneficiary hereunder.









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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   SONOMAWEST HOLDINGS, INC.
                                   a California corporation


                                   By: /s/  Roger S. Mertz
                                     ------------------------------------
                                        Roger S. Mertz
                                        Chairman of the Board


                                   Address:  2064 Highway 116 North
                                             Sebastopol, California 95472



AGREED TO AND ACCEPTED:

INDEMNITEE:

  /s/  Matthew J.Ertman
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Matthew J. Ertman

Address

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                  [Signature page to Indemnification Agreement]